Exhibit 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 on Form 10-K/A of Riot Blockchain, Inc. (the “Company”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), which amends the Annual Report on Form 10-K of the Company for the year ended December 31, 2021, as filed with the SEC on March 16, 2022, I, Jeffrey McGonegal, the undersigned Chief Financial Officer (principal financial officer) of the Company, hereby certify in such capacity, to the best of my knowledge, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: May 2, 2022	/s/ Jeffrey McGonegal
Jeffrey McGonegal, Chief Financial Officer (principal financial officer)